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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 30, 2001



                             ALLEGIANT BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)






           MISSOURI                  0-26350               43-1519382
       (State or other          (Commission File        (I.R.S. Employer
         jurisdiction                Number)             Identification
       of incorporation)                                     Number)


            2122 KRATKY ROAD
       ST. LOUIS, MISSOURI 63114                         314-692-8200
 (Address of principal executive offices)       (Registrant's telephone number,
              (Zip Code)                              including area code)

              NOT APPLICABLE
(Former Name or Former Address, if Changed
             Since Last Report)




==============================================================================

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ITEMS  1. - 4. NOT APPLICABLE.

ITEM   5       OTHER EVENTS

      On April 30, 2001, Allegiant Bancorp, Inc. ("Allegiant"), a Missouri corporation and a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "Act"), signed a definitive agreement to acquire Southside Bancshares Corp. ("Southside"), a Missouri corporation and a registered bank holding company under the Act. Southside has four subsidiary banks in the greater St. Louis metropolitan area.

     Although Allegiant is acquiring Southside, Allegiant will merge with and into Southside, with Southside continuing as the surviving corporation. Simultaneously with the merger, the name of the combined company will be changed to "Allegiant Bancorp, Inc." In addition, the articles of incorporation and by-laws of the combined company will be in substantially the same form as Allegiant's current organizational documents and Allegiant's current officers and directors will make up the officers and directors of the combined company, except that Southside may designate two directors to serve on the initial board of directors of the combined company. Under the merger agreement, Southside shareholders will receive a total of approximately 5.8 million shares of common stock of the combined company plus approximately $59.0 million in cash for all of the outstanding common stock of Southside.

      Upon the consummation of the merger, each share of Allegiant's common stock issued and outstanding will be converted into the right to receive one share of the combined company. Each Southside shareholder will have the opportunity to elect to receive merger consideration in the form of (1) $14.00 cash, (2) 1.39 shares of the combined company's common stock or (3) a combination of cash and shares of the combined company's common stock. Each Southside shareholder's election will be subject to a possible reallocation so that 50% of the Southside common stock outstanding is converted into cash and the other 50% is converted into the combined company's common stock.

     On August 15, 2001, the Federal Reserve Board granted its approval of the merger, and other regulatory approvals are pending. Meetings of the shareholders of Allegiant and the shareholders of Southside have each been called for September 12, 2001 for the purpose of voting to approve the merger. The merger is expected to close by the end of September 2001 or as soon as practicable thereafter.

      The following unaudited consolidated financial statements of Southside and its subsidiaries are included herein:

      o    Condensed Consolidated Balance Sheet at June 30, 2001;

      o Condensed Consolidated Statements of Income for the six months ended June 30, 2001 and June 30, 2000;

      o Condensed Consolidated Statements of Shareholders' Equity and Comprehensive Income for the six months ended June 30, 2001 and June 30, 2000;

      o Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2001 and June 30, 2000; and

      o    Notes to Condensed Consolidated Financial Statements.



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

                   SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES

                      Condensed Consolidated Balance Sheet

                                  June 30, 2001

                             (dollars in thousands)
                                   (unaudited)

         ASSETS                                                                             JUNE 30, 2001
                                                                                           ----------------

         Cash and due from banks                                                               $ 18,929
         Interest-bearing deposits in banks                                                       2,623
                                                                                               --------

                         Cash and cash equivalents                                               21,552
                                                                                               --------

         Federal funds sold                                                                      31,979
         Investments in debt and equity securities:
             Available for sale, at fair value                                                  174,912
             Held to maturity, at amortized cost (fair value of $26,947)                         26,437
                                                                                               --------

                         Total investments in debt and equity securities                        201,349
                                                                                               --------

         Loans, net of unearned discount                                                        477,491
             Less allowance for loan losses                                                       5,402
                                                                                               --------

                         Loans, net                                                             472,089
                                                                                               --------

         Premises and equipment                                                                  16,835
         Other assets                                                                            31,916
                                                                                               --------

                         Total assets                                                          $775,720
                                                                                               ========

         LIABILITIES AND SHAREHOLDERS' EQUITY

         Deposits:
             Noninterest-bearing demand                                                        $ 74,258
             Interest-bearing demand and savings                                                225,179
             Time deposits                                                                      313,742
                                                                                               --------

                         Total deposits                                                         613,179

         Federal funds purchased                                                                  2,000
         Securities sold under agreements to repurchase                                           7,470
         FHLB borrowings                                                                         70,861
         Other borrowings                                                                         1,600
         Debt of Employee Stock Ownership Plan                                                      791
         Other liabilities                                                                        6,786
                                                                                               --------

                         Total liabilities                                                      702,687
                                                                                               --------

         COMMITMENTS AND CONTINGENT LIABILITIES

         Shareholders' equity:
             Cumulative preferred stock, no par value, 1,000,000 shares
               authorized and unissued                                                               --
             Common stock, $1 par value, 15,000,000 shares authorized,
               8,985,378 shares issued                                                            8,985
             Surplus                                                                              5,419
             Retained earnings                                                                   64,011
             Unearned Employee Stock Ownership Plan shares                                         (692)
             Treasury stock, at cost, 540,850 shares                                             (5,843)
             Accumulated other comprehensive income                                               1,153
                                                                                               --------

                         Total shareholders' equity                                              73,033
                                                                                               --------

                         Total liabilities and shareholders' equity                            $775,720
                                                                                               ========

         See accompanying notes to condensed consolidated financial statements.


                                       3

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


                   SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES

                   Condensed Consolidated Statements of Income

                Six months ended June 30, 2001 and June 30, 2000

                  (dollars in thousands, except per share data)
                                   (unaudited)



                                                                                     SIX MONTHS ENDED JUNE 30,
                                                                                ----------------------------------
                                                                                     2001               2000
                                                                                ---------------    ---------------
Interest income:
    Interest and fees on loans                                                     $  19,564          $  17,055
    Interest on investments in debt and equity securities:
       Taxable                                                                         5,147              5,925
       Exempt from Federal income taxes                                                  703                766
    Interest on short-term investments                                                   735                211
                                                                                   ---------          ---------

                  Total interest income                                               26,149             23,957

Interest expense:
    Interest on interest-bearing demand and savings deposits                           3,194              3,642
    Interest on time deposits                                                          8,976              5,773
    Interest on Federal funds purchased                                                   55                224
    Interest on securities sold under agreements to repurchase                           146                148
    Interest on FHLB borrowings                                                        1,923              2,387
    Interest on other borrowings                                                          70                 --
    Interest on debt of Employee Stock Ownership Plan                                     33                 41
                                                                                   ---------          ---------

                  Total interest expense                                              14,397             12,215
                                                                                   ---------          ---------

                Net interest income                                                   11,752             11,742

Provision for loan losses                                                                321                178
                                                                                   ---------          ---------

                  Net interest income after provision for loan losses                 11,431             11,564

Noninterest income:
    Trust fees                                                                           577                636
    Service charges on deposit accounts                                                  824                791
    Gains on sales of loans                                                              187                  5
    Other                                                                                785                744
                                                                                   ---------          ---------

                  Total noninterest income                                             2,373              2,176

Noninterest expense:
    Salaries and employee benefits                                                     5,062              4,637
    Net occupancy and equipment expense                                                1,394              1,352
    Data processing                                                                      408                370

    Other                                                                              3,060              2,824
                                                                                   ---------          ---------

                  Total noninterest expense                                            9,924              9,183
                                                                                   ---------          ---------

                Income before income tax expense                                       3,880              4,557

Income tax expense                                                                     1,136              1,224
                                                                                   ---------          ---------

                  Net income                                                       $   2,744          $   3,333
                                                                                   =========          =========
Share data:
    Earnings per common share - basic                                              $    0.33          $    0.40
    Earnings per common share - diluted                                                 0.32               0.39
    Dividends paid per common share                                                     0.16               0.16
    Average common shares outstanding                                              8,278,457          8,412,951
    Average common shares outstanding, including potentially dilutive
      shares                                                                       8,482,200          8,490,416

See accompanying notes to condensed consolidated financial statements.

                                       4

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


                   SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES

 Condensed Consolidated Statements of Shareholders' Equity and Comprehensive Income

                Six months ended June 30, 2001 and June 30, 2000

                  (dollars in thousands, except per share data)
                                   (unaudited)


                                                                  SIX MONTHS ENDED JUNE 30, 2000
                                     ---------------------------------------------------------------------------------------
                                                                                                   ACCUMULATED
                                                                                                     OTHER
                                                                           UNEARNED               COMPREHENSIVE
                                       COMMON                  RETAINED      ESOP      TREASURY       INCOME
                                        STOCK      SURPLUS     EARNINGS     SHARES      STOCK        (LOSS)       TOTAL


Balance at December 31, 1999           $ 8,985      5,431       58,765       (988)      (4,335)      (3,450)       64,408
Comprehensive income:
   Net income                               --         --        3,333         --           --           --         3,333
   Change in net unrealized gain
     (loss) on available for sale
     securities, net of tax effect          --         --           --         --           --          150           150
                                       -------      -----       ------       ----       ------       ------        ------

   Total comprehensive
     income                                 --         --        3,333         --           --          150         3,483
Cash dividends paid ($.16
   per share)                               --         --       (1,345)        --           --           --        (1,345)
Allocation of 18,531 shares
   to ESOP participants                     --         41           --         99           --           --           140
                                       -------      -----       ------       ----       ------       ------        ------

Balance at June 30, 2000               $ 8,985      5,472       60,753       (889)      (4,335)      (3,300)       66,686
                                       =======      =====       ======       ====       ======       ======        ======


                                                                  SIX MONTHS ENDED JUNE 30, 2001
                               -----------------------------------------------------------------------------------------

Balance at December 31, 2000           $ 8,985      5,516       62,592       (791)      (6,394)        (507)       69,401
Comprehensive income:
   Net income                               --         --        2,744         --           --           --         2,744
   Change in net unrealized gain
     (loss) on available for sale
     securities, net of tax effect          --         --           --         --           --        1,660(1)      1,660
                                       -------      -----       ------       ----       ------        -----        ------

   Total comprehensive
     income                                 --         --        2,744         --           --        1,660         4,404
Cash dividends paid ($.16
   per share)                               --         --       (1,325)        --           --           --        (1,325)
Allocation of 18,531 shares
   to ESOP participants                     --        139           --         99           --           --           238
Exercise of 51,000 stock
   options                                  --       (236)          --         --          551           --           315
                                       -------      -----       ------       ----       ------        -----        ------

Balance at June 30, 2001               $ 8,985      5,419       64,011       (692)      (5,843)       1,153        73,033
                                       =======      =====       ======       ====       ======        =====        ======



(1) Includes changes in net unrealized gain on available-for-sale securities, net of tax effect of $1,590,000 and $70,000 in the first and second quarters of 2001, respectively.

See accompanying notes to condensed consolidated financial statements.


                                       5

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
                   SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES

                 Condensed Consolidated Statements of Cash Flows

                Six months ended June 30, 2001 and June 30, 2000

                             (dollars in thousands)
                                   (unaudited)


                                                                                    SIX MONTHS ENDED JUNE 30,
                                                                                 ------------------------------

                                                                                     2001                2000
                                                                                 ------------        -----------
Cash flows from operating activities:
     Net income                                                                    $  2,744           $  3,333
     Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                                  930              1,049
         Provision for loan losses                                                      321                178
         Gains on sales of loans                                                       (187)                (5)
         Other operating activities, net                                                994                884
         Originations of loans for sale                                             (14,184)              (520)
         Proceeds from sale of loans                                                 13,991                525
                                                                                   --------           --------

                Net cash provided by operating activities                             4,609              5,444
                                                                                   --------           --------

Cash flows from investing activities:
    Net increase in Federal funds sold                                              (15,596)              (687)
    Proceeds from maturities of and principal payments on debt securities            37,968             27,850
    Purchases of debt securities                                                    (42,600)           (13,903)
    Net increase in loans                                                           (13,877)           (46,779)
    Recoveries of loans previously charged off                                           74                224
    Purchases of premises and equipment                                                (184)              (715)
    Proceeds from sales of other real estate owned and other foreclosed
      property                                                                           --                106
                                                                                   --------           --------

                Net cash used in investing activities                               (34,215)           (33,904)
                                                                                   --------           --------

Cash flows from financing activities:
    Net increase in demand and savings deposits                                       7,915              8,713
    Net increase in time deposits                                                    31,070              2,860
    Net (decrease) increase in federal funds purchased                               (3,750)            19,650
    Net decrease in securities sold under agreements to repurchase                     (482)            (2,304)
    Proceeds from FHLB borrowings                                                        --             20,914
    Repayments of FHLB borrowings                                                       (86)           (20,000)
    Repayments of other borrowings                                                     (300)                --
    Repayment of ESOP debt                                                             (197)              (198)
    Stock options exercised                                                             315                 --
    Cash dividends paid                                                              (1,325)            (1,345)
                                                                                   --------           --------

                Net cash provided by financing activities                            33,160             28,290
                                                                                   --------           --------

                Net increase (decrease) in cash and cash equivalents                  3,554               (170)

Cash and cash equivalents, beginning of period                                       17,998             19,470
                                                                                   --------           --------

Cash and cash equivalents, end of period                                           $ 21,552           $ 19,300
                                                                                   ========           ========

Supplemental disclosures of cash flow information:
    Cash paid during the period for:
       Interest on deposits and borrowings                                         $ 14,588           $ 12,328
       Income taxes                                                                   1,465                715
    Noncash transactions -
       Transfers to other real estate owned in settlement of loans                       --                150


See accompanying notes to condensed consolidated financial statements.


                                       6

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                   SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES

              Notes To Condensed Consolidated Financial Statements

                                  June 30, 2001

                                   (unaudited)


(1)   BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements have been prepared by Southside Bancshares Corp. (the "Company" or "Southside") in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. They do not include all information and footnotes required by accounting principles generally accepted in the United States of America for complete consolidated financial statements. In the opinion of Southside's management, as expressed in Form 10-Q for the quarter ended June 30, 2001, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included. For further information, refer to Southside's Annual Report on Form 10-K for the year ended December 31, 2000. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.



(2)   SEGMENT INFORMATION

      The responsibility for management of the subsidiary banks remains with the officers and directors of the respective banks. The financial performance of the Company is measured internally by subsidiary bank results and key performance measures. The following tables show the financial information of the Company's subsidiary banks, South Side National Bank in St. Louis (SSNB), State Bank of Jefferson County (SBJC), Bank of Ste. Genevieve County (BSG), and The Bank of St. Charles County (BSCC) for the six months ended June 30, 2001 and 2000, respectively. The "Other" column includes the parent company and all intercompany elimination entries.


                                                        SIX MONTHS ENDED JUNE 30, 2001
                                 ------------------------------------------------------------------------
                                   SSNB         SBJC       BSG           BSCC       OTHER    CONSOLIDATED
                                   ----         ----       ---           ----       -----    ------------
                                                         (dollars in thousands)
 Results of Operations:
   Net interest income           $  7,553     $ 1,391    $  1,795       $ 1,116    $  (103)    $ 11,752
   Provision for loan losses          300          21          --            --         --          321
   Noninterest income               1,566         189         252           206        160        2,373
   Noninterest expense              5,897         981         854           732      1,460        9,924
   Income tax expense (benefit)       699         185         391           183       (322)       1,136
   Net income (loss)                2,223         393         802           407     (1,081)       2,744
 Average Balances:
   Loans                         $314,689     $55,591    $ 59,578       $43,013    $    --     $472,871
   Assets                         512,769      78,225     100,659        65,605      6,772      764,030
   Deposits                       387,308      68,990      87,722        59,428         --      603,448
 Financial Ratios:
   Return on assets                  0.87%       1.00%       1.59%         1.24%        --         0.72%
   Return on equity                  9.64       11.97       15.14         14.03         --         7.63
   Net interest margin               3.35        3.99        3.90          3.75         --         3.47
                                 ========     =======    ========       =======    =======     ========



                                       7

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

                   SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES

              Notes To Condensed Consolidated Financial Statements

                                  June 30, 2001

                                   (unaudited)



                                                        SIX MONTHS ENDED JUNE 30, 2000
                                 ----------------------------------------------------------------------------
                                   SSNB          SBJC        BSG             BSCC       OTHER    CONSOLIDATED
                                   ----          ----        ---             ----       -----    ------------
                                                           (dollars in thousands)
 Results of Operations:
   Net interest income           $   7,424     $  1,325    $  1,867        $  1,167    $   (41)    $  11,742
   Provision for loan losses           150            6          --              22         --           178
   Noninterest income                1,416          186         222             196        156         2,176
   Noninterest expense               5,664          960         911             747        901         9,183
   Income tax expense (benefit)        758          168         377             191       (270)        1,224
   Net income (loss)                 2,268          377         801             403       (516)        3,333
 Average Balances:
   Loans                         $ 258,963     $ 50,259    $ 56,817        $ 42,499    $    --     $ 408,538
   Assets                          459,905       70,710      93,374          62,453      5,986       692,428
   Deposits                        324,302       60,985      81,388          56,743       (174)      523,244
 Financial Ratios:
   Return on assets                   0.99%        1.07%       1.72%           1.29%        --          0.96%
   Return on equity                  11.23        12.37       16.66           15.32         --         10.17
   Net interest margin                3.72         4.25        4.39            4.02         --          3.87
                                 =========     ========    ========        ========    =======     =========




ITEMS 6. - 9.  NOT APPLICABLE.



                                      *****






                                       8

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 2001

                                        ALLEGIANT BANCORP, INC.



                                        By /s/ Shaun R. Hayes
                                          ------------------------------------
                                           Shaun R. Hayes, President and Chief
                                           Executive Officer





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